Acquired Intangible Assets, Net (Estimated Amortization Expenses) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
ACQUIRED INTANGIBLE ASSETS, NET [Abstract]
2013	$ 1,558,987
2014	1,558,987
2015	1,558,987
2016	1,558,987
2017 and later	16,316,176
Total	$ 22,552,124	$ 24,111,111